Prospectus supplement dated November 28, 2018
to the following prospectus(es):
Soloist dated May 1, 2018
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At a meeting held on November 14, 2018, the Board of Trustees of Virtus Equity Trust (the "Board"), on behalf of Virtus Strategic Allocation Fund, approved the merger of the Virtus Strategic Allocation Fund (the "Target Fund") into the Virtus Tactical Allocation Fund (the "Surviving Fund"). The merger will be effective on or about January 25, 2019 (the "Effective Date").
As of the Effective Date, the following changes apply to the contract:
•	the Target Fund will no longer be available to receive transfers or new purchase payments;
•	the Target Fund will transfer all or substantially all of its assets to the Surviving Fund in exchange for shares of the Surviving Fund; and
•	the Surviving Fund will assume all liabilities of the Target Fund.
Accordingly, the following changes apply to the prospectus:
(1) Appendix A: Underlying Mutual Funds is amended to add the following:
Virtus Tactical Allocation Fund: Class A
Investment Adviser:	Virtus Investment Advisers, Inc.
Sub-adviser:	Kayne Anderson Rudnick, Newfleet Asset Management, LLC and Duff & Phelps Investment Management
Investment Objective:	The fund has investment objectives of capital appreciation and income.
(2) All references in the prospectus to the Target Fund are deleted and replaced with the Surviving Fund.
PROS-0384
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